SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 23, 2003.

                           GOLD BANC CORPORATION, INC.
                           ---------------------------

             (Exact name of Registrant as specified in its charter)



         Kansas                     0-28936                     48-1008593
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)



                    11301 Nall Avenue, Leawood, Kansas 66211
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               (Address of Principal Executive Offices) (Zip Code)
        Registrant's telephone number, including area code (913) 451-8050
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
The Registrant reported 2003 third-quarter earnings and other select financial data as described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, the Board of Directors of the Registrant has declared a cash dividend of $.03 per common share. The dividend will be payable on November 11, 2003 to shareholders of record as of November 4, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER DESCRIPTION

99.1. Press Release dated October 23, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GOLD BANC CORPORATION, INC.

Dated: November 4, 2003

                            By: /s/ Rick J. Tremblay
                            -----------------------------
                            Rick J. Tremblay
                            Executive Vice President and Chief Financial Officer


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